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                        ALLSTATE LIFE INSURANCE COMPANY
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                     Supplement, dated November 3, 2008, to
               the Morgan Stanley Variable Annuity II Prospectus
                the Morgan Stanley Variable Annuity 3 Prospectus
                        the Allstate Variable Annuities
  (Allstate Variable Annuity, Allstate Variable Annuity - L Share) Prospectus

 This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Allstate Life Insurance Company.

 We have received notice that the Board of Trustees of the Morgan Stanley Variable Investment Series Utilities Portfolio has approved the following fund name change:

    Effective on or about November 3, 2008, the name of the Morgan Stanley VIS Utilities Portfolio will be changed to the Morgan Stanley VIS Global Infrastructure Portfolio.

 Due to this name change, the corresponding Morgan Stanley VIS Utilities Sub-Account available for your product will change its name to the Morgan Stanley VIS Global Infrastructure Sub-Account effective on or about November 3, 2008.

 The name change does not in any way affect the investment objective of the Fund, which remains unchanged. For complete information about each Portfolio, including the manner in which the investment advisor manages the Portfolio, expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

 Please keep this supplement for future reference together with your prospectus.